UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 15, 2008
(Date of Report (Date of Earliest Event Reported))
WM.WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois		60611

(Address of principal executive Offices)		(Zip Code)
(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 15, 2008, Dr. Surinder Kumar, the Senior Vice President and Chief Innovation Officer of Wm. Wrigley Jr. Company (the “Company”), announced his intention to retire from the Company effective as of July 1, 2008. Until his departure, Dr. Kumar will continue in his position as the Company’s Senior Vice President and Chief Innovation Officer and will continue to be a member of the Company’s Executive Leadership Team.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Wm. Wrigley Jr. Company Press Release dated January 15, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY
	By:	/s/ Howard Malovany
	Name:	Howard Malovany
Date: January 15, 2008	Title:	Senior Vice President, Secretary and General Counsel